Loss per share	6 Months Ended
Jun. 30, 2022
Earnings per share [abstract]
Loss per share	Loss per share

	For the six month period ended June 30,
	2022	2021
Net loss for the period (in thousands of euros)	(26,357)	(30,420)
Weighted average number of shares	34,841,876	34,619,072
Basic loss per share (in euros)	(0.76)	(0.88)
Diluted loss per share (in euros)	(0.76)	(0.88)
Instruments providing deferred access to the capital (stock options, free shares, founders' warrants, warrants and equity line) are considered to be anti-dilutive because they result in a decrease in the loss per share. Therefore, diluted loss per share is identical to basic loss per share as all equity instruments issued, representing a total of 8,846,425 potential additional ordinary shares, have been considered antidilutive (including 5,200,000 equity line related warrants, please refer to Note 10.4 for more details)